UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2007
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SPORTSQUEST, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	033-09218 (Commission File Number)	22-2742564 (I.R.S. Employer Identification No.)

801 International Parkway, 5th floor Lake Mary, Florida (Address of principal executive offices)	32746 (Zip Code)

Registrant’s telephone number, including area code: (757) 572-9241

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2007, the majority stockholder of SportsQuest, Inc. (formerly Air Brook Airport Express, Inc.) (the “Company”), by written consent in writing, appointed Rick Altmann as a director of the Company.

Mr. Altmann, age 57, has served as the President of American Lawnkeepers, a commercial and residential landscaping and lawn maintenance company, since 1996.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 16, 2007, the Board of Directors approved certain amendments to the Company’s Bylaws (the “Bylaws”), including, among other things, the following:

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Article II, Section 3, Voting: This provision was amended to delete language stating that only holders of shares of common stock are entitled to vote. In addition, this provision was amended to provide for voting at stockholder meetings by written ballot on the vote of a majority-in-interest of those stockholders present in person or by proxy instead of on demand of any stockholder.

•	Article II, Section 5, Quorum: This provision was amended to delete language stating that only holders of shares of common stock count in determining a quorum.
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Article II, former Section 8, Business Transacted: This provision, which provided that no business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all stockholders entitled to vote, was deleted in its entirety to provide for more flexibility.

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Article III, Section 1, Number and Term: This provision was amended to (i) allow the Board of Directors to determine the number of directors by resolution (though such number shall not be less than one nor more than 15) and (ii) delete language requiring the number of directors to be three or more where there are more than two stockholders.

•	Article III, Section 7, Action without Meeting: This provision was amended to delete language requiring a written consent of directors to be signed and delivered before the action.
•	Article V, Section 1, Officers: This provision was amended to (i) delete the requirement that the Company have a Treasurer and (ii) provide for the removal and resignation of officers.
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Article V, former Sections 3-8: The sections identifying specific duties of the Chairman, President, Vice President, Treasurer, Secretary and Assistant Treasurers and Assistant Secretaries were deleted and replaced with a new Section 3, which provides that the officers of the Company shall have such powers and duties as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

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Article VI, Section 1, Certificates of Stock: This section was revised to delete language requiring the Company to summarize the designations, preferences and relative participating, optional or other special rights of a class of stock on the back of the stock certificates representing such class of stock.

The descriptions of the changes to the Company’s Bylaws are qualified in their entirety by reference to the copy of the Amended and Restated Bylaws filed as Exhibit 3.1 to this report and incorporated by reference into this Item 5.03.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Air Brook Airport Express, Inc. dated as of August 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSQUEST, INC.

Date: September 20, 2007	By:
R. Thomas Kidd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Air Brook Airport Express, Inc. dated as of August 16, 2007.